                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of report: 18-Jul-01

                         CIT Equipment Collateral 2001-1

  A New York               Commission File              I.R.S. Employer
 Corporation                No. 0001136811               No. 51-0407692

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other
                         CIT Equipment Collateral 2001-1
                            Monthly Servicing Report


                                         Determination Date:           07/18/01
                                          Collection Period:           06/30/01
                                               Payment Date:           07/20/01

    I. AVAILABLE FUNDS

       A.  Available Pledged Revenues

            a.       Scheduled Payments Received                                                      $ 23,098,282.36
            b.       Liquidation Proceeds Allocated to Owner Trust                                       1,093,882.81
            c.       Required Payoff Amounts of Prepaid Contracts                                        1,695,189.20
            d.       Required Payoff Amounts of Purchased Contracts                                              0.00
            e.       Proceeds of Clean-up Call                                                                   0.00
            f.       Investment Earnings on Collection Account and Note Distribution Account                     0.00
                                                                                                     ----------------
                           Total Available Pledged Revenues =                                         $ 25,887,354.37

       B.  Determination of Available Funds

            a.       Total Available Pledged Revenues                                                 $ 25,887,354.37
            b.       Receipt from Class A-4 Swap Counterparty                                                    0.00
            c.       Servicer Advances                                                                   3,495,755.93
            d.       Recoveries of  prior Servicer Advances                                             (3,472,159.49)
            e.       Withdrawal from Cash Collateral Account                                             1,512,270.47
                                                                                                    -----------------
                           Total Available Funds =                                                      27,423,221.28



   II. DISTRIBUTION AMOUNTS

       A.  COLLECTION ACCOUNT DISTRIBUTIONS

               1.    Reimbursement of Servicer Advances

               2     Servicing Fee                                                                            453,646.42

               3     Class A-1 Note Interest Distribution                                   276,603.25
                     Class A-1 Note Principal Distribution                               22,392,395.04
                                                    Aggregate Class A-1 distribution                       22,668,998.29

               4     Class A-2 Note Interest Distribution                                 1,062,566.67
                     Class A-2 Note Principal Distribution                                        0.00
                                                    Aggregate Class A-2 distribution                        1,062,566.67

               5.    Class A-3 Note Interest Distribution                                 1,015,491.67
                     Class A-3 Note Principal Distribution                                        0.00
                                                    Aggregate Class A-3 distribution                        1,015,491.67

               6.    Class A-4 Note Interest Distribution                                   438,772.72
                     Class A-4 Note Principal Distribution                                        0.00
                                                    Aggregate Class A-4 distribution                          438,772.72

               7.    Class B Note Interest Distribution                                      48,177.25
                     Class B Note Principal Distribution                                    357,325.45
                                                      Aggregate Class B distribution                          405,502.70

               8.    Class C Note Interest Distribution                                      66,897.73
                     Class C Note Principal Distribution                                    476,433.94
                                                      Aggregate Class C distribution                          543,331.67

               9.    Class D Note Interest Distribution                                      92,392.66
                     Class D Note Principal Distribution                                    595,542.42
                                                      Aggregate Class D distribution                          687,935.08

              10.    Payment due to the Class A-4 Swap Counterparty                                           146,976.06

              11.    Deposit to the Cash Collateral Account                                                         0.00

              12.    Amounts in accordance with the CCA Loan Agreement                                              0.00

              13.    To the holder of the equity certificate                                                        0.00

                                                      Collection Account Distributions =                   27,423,221.28
                                                                                                         ================
       B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

               1.    Payment due on the Senior Loan                                                           397,542.85

               2.    Payment due on the Holdback                                                                    0.00

               3.    Payment to the Depositor                                                                       0.00
                                                                                                         ----------------
                                                      Cash Collateral Account Distributions =                 397,542.85

                                                                                                         ================

  III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

                   -----------------------------------------------------------------------------------------------------
                          Distribution                      Class A-1        Class A-2      Class A-3        Class A-4
                             Amounts                          Notes            Notes          Notes            Notes
                   -----------------------------------------------------------------------------------------------------
               1.         Interest Due                        276,603.25   1,062,566.67   1,015,491.67       438,772.72
               2.         Interest Paid                       276,603.25   1,062,566.67   1,015,491.67       438,772.72
               3.      Interest Shortfall                           0.00           0.00           0.00             0.00
                         ((1) minus (2))
               4.        Principal Paid                    22,392,395.04           0.00           0.00             0.00

               5.   Total Distribution Amount              22,668,998.29           0.00     438,772.72       146,976.06
                         ((2) plus (4))


                   -----------------------------------------------------------------------------------------------------
                          Distribution                      Class B             Class C        Class D     Total Offered
                             Amounts                        Notes               Notes          Notes          Notes
                   -----------------------------------------------------------------------------------------------------
               1.         Interest Due                         48,177.25      66,897.73      92,392.66     3,000,901.95
               2.         Interest Paid                        48,177.25      66,897.73      92,392.66     3,000,901.95
               3.      Interest Shortfall                           0.00           0.00           0.00             0.00
                         ((1) minus (2))
               4.        Principal Paid                       357,325.45     476,433.94     595,542.42    23,821,696.85

               5.   Total Distribution Amount                 405,502.70     543,331.67     687,935.08    24,891,516.52
                         ((2) plus (4))


   IV.   Information Regarding the Securities

       A    Summary of Balance Information

                   ---------------------------------------------------------------------------------------------------------
                                            Applicable   Principal Balance     Class Factor  Principal Balance  Class Factor
                         Class                Coupon          Jul-01             Jul-01           Jun-01           Jun-01
                                               Rate        Payment Date       Payment Date     Payment Date     Payment Date
                   ---------------------------------------------------------------------------------------------------------
               a.   Class A-1 Notes           5.0325%       43,563,670.90        0.24202        65,956,065.94       0.36642
               b.   Class A-2 Notes           5.0200%      254,000,000.00        1.00000       254,000,000.00       1.00000
               c.   Class A-3 Notes           5.2300%      233,000,000.00        1.00000       233,000,000.00       1.00000
               d.   Class A-4 Notes           4.0713%      129,328,157.00        1.00000       129,328,157.00       1.00000
               e.    Class B Notes            5.3100%       10,530,188.74        0.82867        10,887,514.20       0.85679
               f.    Class C Notes            5.5300%       14,040,251.66        0.82867        14,516,685.59       0.85679
               g.    Class D Notes            6.1100%       17,550,314.57        0.82867        18,145,856.99       0.85679

               h.     Total Offered Notes                  702,012,582.87                      725,834,279.72

               i.     One - Month Libor Rate                       3.8813%


       B    Other Information

            ---------------------------------------------------------------
                                      Scheduled             Scheduled
                                  Principal Balance     Principal Balance
                   Class               Jul-01                Jun-01
                                    Payment Date          Payment Date
            ---------------------------------------------------------------
              Class A-1 Notes      64,905,759.00         86,123,335.00
            ---------------------------------------------------------------

            -------------------------------------------------------------------------------------------------------------
                                                             Target           Class             Target         Class
                                        Class          Principal Amount       Floor        Principal Amount    Floor
                   Class             Percentage              Jul-01          Jul-01             Jun-01         Jun-01
                                                          Payment Date   Payment Date       Payment Date     Payment Date
            -------------------------------------------------------------------------------------------------------------
                  Class A              94.00%           659,891,827.90                   682,284,222.94
                  Class B               1.50%            10,530,188.74         0.00       10,887,514.20             0.00
                  Class C               2.00%            14,040,251.66         0.00       14,516,685.59             0.00
                  Class D               2.50%            17,550,314.57         0.00       18,145,856.99             0.00


    V. PRINCIPAL

       A.  MONTHLY PRINCIPAL AMOUNT


               1.    Principal Balance of Notes and Equity Certificates
                     (End of Prior Collection Period)                                725,834,279.72
               2.    Contract Pool Principal Balance (End of Collection Period)      702,012,582.87
                                                                                    ----------------
                                Total monthly principal amount                        23,821,696.85


   VI. CONTRACT POOL DATA

       A.  CONTRACT POOL CHARACTERISTICS

                                                         ----------------------------------------------------------
                                                            Original                Jul-01            Jun-01
                                                              Pool               Payment Date      Payment Date
                                                         ----------------------------------------------------------
               1.    a.  Contract Pool Balance            847,157,614.00         702,012,582.87     725,834,279.72
                     b.  No of Contracts                          47,846                 46,456             46,825

               2.    Weighted Average Remaining Term               40.60                   36.7               37.5

               3.    Weighted Average Original Term                 44.1



       B.  DELINQUENCY INFORMATION
                                                           --------------------------------------------------------------
                                                             % of       % of Aggregate
                                                                        Required Payoff      No. Of     Aggregate Required
                                                           Contracts        Amount          Accounts      Payoff Amounts
                                                           --------------------------------------------------------------
               1.    Current                                  93.52%          94.23%           43,446      668,557,185.10
                     31-60 days                                3.44%           3.61%            1,598       25,604,146.53
                     61-90 days                                1.27%           0.94%              589        6,696,293.42
                     91-120 days                               0.74%           0.51%              343        3,634,042.77
                     120+ days                                 1.03%           0.70%              480        4,970,168.51
                       Total Delinquency                      100.0%          100.0%           46,456      709,461,836.33
               2.    Delinquent Scheduled Payments:
                     Beginning of Collection Period                                      7,425,657.02
                     End of Collection Period                                            7,449,253.46
                                                                                         ------------

                       Change in Delinquent
                          Scheduled Payments                                                23,596.44


       C.  DEFAULTED CONTRACT INFORMATION

               1.    Required Payoff Amount on
                       Defaulted Contracts                                              2,719,401.98
               2.    Liquidation Proceeds received                                      1,093,882.81
                                                                                       -------------
               3.    Current Liquidation Loss Amount                                    1,625,519.17

               4.    Cumulative Liquidation Losses to date                              3,343,927.77

                                   % of Initial Contracts                                      1.204%
                       % of Initial Contract Pool Balance                                      0.395%

  VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

       A.  CASH COLLATERAL ACCOUNT

               1.    Opening Cash Collateral Account                                                        52,622,985.28

               2.    Deposit from the Collection Account                                                             0.00

               3.    Withdrawls from the Cash Collateral Account                                            (1,512,270.47)

               4.    Available amount                                                                       51,110,714.81

               5.    Required Cash Collateral Account Amount                                                50,895,912.26

               6.    Cash Collateral Account Surplus/ (Shortfall)                                                    0.00

               7.    Release of Cash Collateral Surplus                                                       -214,802.55

               8.    Ending Cash Collateral Account                                                         50,895,912.26


       B.  CASH COLLATERAL ACCOUNT LOANS

                1.   Available Funds
                     a.  Excess Spread from Collection Account                                          0.00
                     b.  Investment Earnings                                                      182,740.30
                     Total Available Funds                                                        182,740.30

               2.    Distribution of Available Funds
                     a.  Senior Loan Interest                                                     117,245.29
                     b.  Senior Loan Principal                                                     65,495.01
                     c.  Holdback Amount Interest                                                       0.00
                     d.  Holdback Amount Principal                                                      0.00
                     e.  Remainder to the Depositor                                                     0.00

               3.    Distribution of CCA Surplus:
                     a.  Senior Loan Principal                                                    214,802.55
                     b.  Holdback Amount Principal                                                      0.00
                         Total Distribution of Surplus                                            214,802.55

               4.    Summary of Balance and Rate Information
                     Applicable Rates for the Interest Period:
                     a.  Libor Rate for the Interest Period                         3.8813%
                     b.  Senior Loan Interest Rate                                  7.3813%
                     c.  Holdback Amount Interest Rate                              9.1313%

                     --------------------------------------------------------------------
                                                         Jul-01               Jun-01
                     Item                             Payment Date         Payment Date
                     --------------------------------------------------------------------
                     a.  Senior Loan                   10,356,808.86        10,637,106.42
                     b.  Holdback Amount               42,357,880.69        42,357,880.69

 VIII. MISCELLANEOUS INFORMATION

       A.  SERVICER ADVANCE BALANCE

               1.    Opening Servicer Advance Balance                             7,425,657.02
               2.    Current Period Servicer Advance                              3,495,755.93
               3.    Recoveries of prior Servicer Advances                       (3,472,159.49)
               4.    Ending Servicer Advance Balance                              7,449,253.46

       D.  OTHER RELATED INFORMATION

               1.    Discount Rate                                                     6.0260%

               2.    Life to Date Prepayment (CPR)                                        9.6%

               3.    Life to Date Substitutions:

                     a.  Prepayments                                    0.00

                     b.  Defaults                                       0.00


                             Servicer's Certificate


            The undersigned, on behalf of Capita Corporation, in its
           capacity as servicer (The "Servicer") under the Pooling and
             Servicing Agreement, dated as of February 1, 2001 (the
             "Pooling and Servicing Agreement"), among CIT Equipment
           Collateral 2001-1, NCT Funding Company LLC, Chase Manhattan
                Bank, as trustee under the Indenture, and Capita
           Corporation, in its individual capacity and as Servicer, DO
              HEREBY CERTIFY that I am a Responsible Officer of the
            Servicer and, pursuant to Section 9.02 of the Pooling and
              Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
           following report with respect to the Payment Date occurring on 07/20/01

          This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing
           Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning
            ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer